UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2009

John Bean Technologies Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34036	91-1650317
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 East Randolph Drive

Chicago, Illinois 60601

(Address of Principal executive offices, including Zip Code)

(312) 861-5900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

On January 7, 2009, John Bean Technologies Corporation posted a new investor presentation to its website.

Slides for the investor presentation are attached hereto as an exhibit to this report and are incorporated herein in their entirety by this reference. These slides may also be accessed at the Company’s website ( www.jbtcorporation.com ). This information is being furnished under Item 7.01 of Form 8-K and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. The posting and furnishing of this information is not intended to, and does not, constitute a determination by John Bean Technologies Corporation that the information is material or that investors should consider this information before deciding to buy or sell John Bean Technologies Corporation securities.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits:

99.1	John Bean Technologies Corporation Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHN BEAN TECHNOLOGIES CORPORATION

Dated: January 7, 2009	By:	/s/ Ronald D. Mambu
	Name:	Ronald D. Mambu
	Title:	Vice President, Chief Financial Officer, Treasurer and Controller